Exhibit 10.1

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”), is made and entered into as of April 5, 2026, by and among Neurocrine Biosciences Inc., a Delaware corporation (“Parent”), Sigma Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”), and the undersigned holders (each, a “Holder” and collectively, the “Holders”) of shares of common stock, par value $0.001 per share (“Company Common Stock”), of Soleno Therapeutics, Inc., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of the date hereof (as may be amended from time to time, the “Merger Agreement”), Purchaser will commence a cash tender offer to acquire all of the issued and outstanding shares of Company Common Stock (the “Offer”). Following consummation (as defined in Section 251(h) of the DGCL) of the Offer, at the Effective Time, Purchaser will be merged with and into the Company (the “Merger”) with the Company continuing as the surviving corporation, on the terms and subject to the conditions set forth in the Merger Agreement. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Merger Agreement;

WHEREAS, each Holder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of shares of Company Common Stock as indicated opposite such Holder’s name on Schedule 1 attached hereto (together with any New Shares (as defined in Section 1(b) acquired by such Holder) and excluding any Shares Transferred by such Holder in accordance with Section 1, the “Shares”); and

WHEREAS, concurrently with the execution and delivery of the Merger Agreement, and as a condition and inducement to Parent’s and Purchaser’s willingness to enter into the Merger Agreement, the Holders have agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Holder, Parent and Purchaser agree as follows:

AGREEMENT

1. Agreement to Retain Shares.

(a) No Transfer; No Inconsistent Arrangements. From the date of this Agreement and until the Expiration Time (as defined below), other than pursuant to this Agreement, the Merger Agreement, the Offer, the Merger or the other transactions contemplated by this Agreement or the Merger Agreement (the “Transactions”), no Holder shall, and such Holder shall not permit any other Person acting at such Holder’s direction or on such Holder’s behalf to:

(i) sell, assign, transfer, tender, exchange, offer, gift, or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of, or enter into any derivative arrangement with respect to, any Shares, or any right or interest therein (or voluntarily consent to any of the foregoing) (each, a “Transfer”), other than Permitted Transfers (as defined below);

(ii) create any lien, claim, pledge, grant, hypothecation, obligation, option, charge, proxy, voting trust or other encumbrance or restriction on title, transfer or exercise of any rights of a Holder in respect of such Shares (“Lien”) on the Shares, except Liens arising under or pursuant to, or imposed by, (A) applicable Law, (B) this Agreement, the Merger Agreement or the Transactions, (C) any Company Stock Awards, any employee benefit plan of the Company, (D) community property laws, (E) any restrictions under applicable federal or state securities laws, (F) security interests or other encumbrances incurred in connection with standard margin account arrangements, (G) securing indebtedness of the Holder, which Liens, upon or prior to Transfer of the Shares in accordance with the terms of this Agreement, will be released, or (H) arising in connection with any Permitted Transfers (collectively, “Permitted Liens”);

(iii) deposit any Shares into a voting trust, or enter into a voting agreement or similar arrangement, or grant or permit the grant of any proxy, power of attorney or other authorization or consent in, or with respect to, the Shares; or

(iv) enter into any Contract with respect to any Transfer or Lien prohibited by this Section 1.

Notwithstanding the foregoing, a Holder may: Transfer Shares (t) if such Holder is not an individual, to one or more persons who is an equityholder, trustee, beneficiary, partner, or member of such Holder, (u) to any charitable foundation or organization, including donor advised funds; (v) pursuant to, and in compliance with, a written plan in effect as of the date of this Agreement that meets the requirements of Rule 10b5-1 under the Exchange Act, (w) in connection with the exercise, vesting or settlement of Company Stock Awards (including the net settlement of such equity or sale of underlying shares of Company Common Stock in order to pay any exercise price and any tax withholding obligations in connection therewith), (x) to any Affiliate, Subsidiary, partner or member of such Holder or to a trust established for the benefit of such Holder or any of its Affiliates, (y) if such Holder is an individual, (i) to any member of such Holder’s immediate family or a trust for the sole benefit of any member of such Holder’s immediate family or (ii) to any person or entity if and to the extent required by any non-consensual legal order, by divorce decree or by will, intestacy or other similar law (provided, however, that in case of the foregoing clauses (t), (u), (x) and (y)(i) if, as a condition to such Transfer, the recipient agrees in writing to be bound by this Agreement and delivers a copy of such executed written agreement to Parent prior to the consummation of such Transfer); or (z) with Parent’s prior written consent (such exceptions set forth in clauses (t) through (z), inclusive, a “Permitted Transfer”). Nothing in this Agreement shall prohibit direct or indirect Transfers of equity or other interests in a Holder. Any action with respect to Shares in violation of this Section 1 shall be null and void ab initio.

(b) New Shares. Any shares of capital stock or other equity securities of the Company that are issued to a Holder, or that a Holder acquires record or beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of, after the date of this Agreement and at or prior to the Expiration Time, whether pursuant to purchase, exercise, exchange or conversion of, or other transaction involving, any and all warrants, options, rights or other securities (“New Shares”), shall be subject to the terms and conditions of this Agreement to the same extent as if they comprised the Shares as of the date hereof.

(c) Adjustments. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction with respect to the capital stock of the Company that affects the Shares, the terms of this Agreement shall apply to the resulting securities and such resulting securities shall constitute “Shares” for all purposes hereunder.

2. Agreement to Tender Shares. Subject to the terms of this Agreement, each Holder hereby agrees to, as promptly as practicable after the commencement of the Offer, and in any event no later than the tenth (10th) business day (determined pursuant to Exchange Act Rule 14d-1(g)(3)) after the commencement of the Offer, tender or cause to be tendered in the Offer all of such Holder’s Shares pursuant to and in accordance with the terms of the Offer, free and clear of all Liens (other than Permitted Liens) (the “Tender Date”). Without limiting the generality of the foregoing, no later than ten (10) business days (determined pursuant to Exchange Act Rule 14d-1(g)(3)) following the later of (x) the delivery of a letter of transmittal with respect to such Holder’s Shares complying with the terms of the Offer and (y) the commencement (within the meaning of Rule 14d-2 promulgated under the Exchange Act) of the Offer, each Holder shall: (a) deliver pursuant to the terms of the Offer (i) a letter of transmittal with respect to such Holder’s Shares complying with the terms of the Offer, (ii) a Certificate (or affidavits of loss in lieu thereof) representing such Shares or an “agent’s message” in customary form (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of Shares that are

Book-Entry Shares and (iii) all other documents or instruments required to be delivered by the stockholders of the Company pursuant to the terms of the Offer; or (b) instruct such Holder’s broker or such other Person that is the holder of record of any Shares beneficially owned by such Holder to tender such Shares pursuant to the terms of the Offer. Once such Holder’s Shares are tendered, such Holder shall not withdraw any of such Shares from the Offer, unless and until this Agreement shall have been validly terminated in accordance with Section 8 or the Offer has been terminated or expired without Purchaser having purchased all Shares tendered into the Offer in accordance with its terms. If any Holder acquires any Shares after the Tender Date, such Holder shall tender into the Offer such Shares prior to the earlier of (x) five (5) business days (determined pursuant to Exchange Act Rule 14d-1(g)(3)) following the date that such Holder acquired such Shares and (y) the Expiration Time. Notwithstanding anything in this Agreement to the contrary, nothing herein shall require such Holder to exercise any equity award or warrant or require such Holder to purchase any Shares, and nothing herein shall prohibit such Holder from exercising any equity award or warrant held by such Holder.

3. Agreement to Vote Shares. Subject to the terms of this Agreement, each Holder irrevocably and unconditionally agrees that, from the date of this Agreement and until the Expiration Time, at every meeting of the stockholders of the Company, however called, with respect to any of the following, and at every adjournment or postponement thereof, or in any other circumstances upon which a vote, consent or other approval of all or some of the stockholders of the Company is sought, and on every action or approval proposed to be taken by written consent of the stockholders of the Company with respect to any of the following, each Holder of Shares shall appear at such meeting (in person or by proxy) or otherwise cause the Shares (to the extent that any of the Shares are not purchased in the Offer) to be counted as present for purposes of calculating a quorum and shall vote (or cause to be voted) or deliver a written consent (or cause a written consent to be delivered) covering all of the Shares that such Holder is entitled to so vote, in each case to the fullest extent that such Holder’s Shares are entitled to vote: against (a) any action that would (or would be reasonably expected to) directly result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of any Holder contained in this Agreement, in either case, that would result in any condition to the Offer being unsatisfied at the Expiration Time, (b) any other action, transaction, proposal, or agreement relating to the Company that would (or would reasonably be expected to) prevent, nullify or materially impede, interfere with, frustrate, delay, postpone or adversely affect the Transactions, (c) any change in the present capitalization of the Company or any amendment of the certificate of incorporation of the Company prohibited by the Merger Agreement, or (d) any Alternative Proposal. Each Holder shall retain at all times the right to vote the Shares in such Holder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 3 that are at any time or from time to time presented for consideration to the Company’s stockholders. For the avoidance of doubt, nothing in this Agreement shall require any Holder to vote, cause to be voted or otherwise consent to any amendment to the Merger Agreement (including any schedule or exhibit thereto) or the taking of any action that could result in the amendment, modification or a waiver of a provision therein, in any such case, in a manner that (i) results in the Merger Consideration failing to include at least $53.00 in cash per Share or (ii) imposes any material restrictions or any additional conditions on the consummation of the Merger or the other Transactions or the payment of the Merger Consideration to stockholders, (iii) extends the Expiration Time (as defined below), or (iv) amends any other term or condition of the Merger Agreement that is adverse in any material respect to any Holder’s rights under the Merger Agreement.

4. Representations and Warranties of Holder. Each Holder severally and not jointly represents and warrants to Parent and Purchaser as follows:

(a) As of the date of this Agreement: (i) such Holder is the record and beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of the number of Shares indicated opposite such Holder’s name on Schedule 1; (ii) such Holder has good and marketable title to such Shares free and clear of any Liens (other than Permitted Liens); (iii) such Holder has sole unrestricted voting power with respect to such Shares, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Holder’s Shares; and (iv) none of the Shares is subject to any voting trust or other agreement, arrangement, or restriction with respect to the voting of the Shares to the extent such Shares have voting rights, except as contemplated by this Agreement.

(b) If applicable, such Holder is duly organized and validly existing in good standing under the laws of the jurisdiction in which it is incorporated or constituted. If applicable, the consummation of the Transactions contemplated by this Agreement are within such Holder’s entity power and have been duly authorized by all necessary entity actions on the part of such Holder. Such Holder has all requisite power and authority to execute and deliver, and perform its obligations under, this Agreement and to consummate the Transactions contemplated by this Agreement.

(c) This Agreement has been duly and validly executed and delivered by such Holder. Assuming the due authorization, execution and delivery by Parent and Purchaser of this Agreement, this Agreement constitutes a valid and binding agreement of such Holder, enforceable against such Holder in accordance with its terms, except as enforcement may be limited by general principles of equity (whether applied in a court of law or a court of equity) and by bankruptcy, insolvency, and similar laws affecting creditors’ rights and remedies generally.

(d) The execution and delivery of this Agreement by such Holder does not, and the performance by such Holder of its obligations under this Agreement will not: (i) violate any applicable Law applicable to such Holder or such Holder’s Shares, (ii) except as may be required by the rules and regulations of NASDAQ, the Securities Act, the Exchange Act and applicable Laws, including securities laws, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Authority) under, or constitute a default (with or without the giving of notice or the lapse of time or both) under, any order, judgment, writ, stipulation, settlement, award, or decree binding on such Holder, (iii) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, constitute a default under, or result in the termination or cancellation of, or give to others any right to receive any payment, right to purchase (including any right of first refusal or right of first offer or the like) or any right of termination, vesting, amendment, modification, acceleration (including any acceleration payments) or cancellation (in each case, with or without notice or lapse of time or both) under any Contract to which such Holder is a party or by which such Holder or any of such Holder’s properties or assets may be bound or affected or (iv) if such Holder is an entity, violate any provision of any charter, bylaw or other organizational document of such Holder, in case of each of clauses (i), (ii) and (iii), except as would not reasonably be expected to have a material adverse effect on the ability of such Holder to perform its obligations under this Agreement.

(e) To the knowledge of such Holder, as of the date hereof, there is no Legal Proceeding pending against, or threatened in writing against, such Holder or any of such Holder’s properties as assets (including the Shares) that would reasonably be expected to have a material adverse effect on such Holder’s ability to perform its obligations under this Agreement.

(f) Such Holder understands and acknowledges that Parent and Purchaser are entering into the Merger Agreement in reliance upon such Holder’s execution, delivery and performance of this Agreement.

(g) None of the Company, Parent or Purchaser will be liable for any brokerage, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses, in connection with such Holder tendering its Shares pursuant to this Agreement based on arrangements made by or on behalf of such Holder in its capacity as such.

5. Representations and Warranties of Parent and Purchaser. Each of Parent and Purchaser represents and warrants to each Holder as follows:

(a) Each of Parent and Purchaser is duly incorporated and validly existing in good standing under the laws of the jurisdiction in which it is incorporated or constituted. The consummation of the Transactions contemplated by this Agreement are within each of Parent’s and Purchaser’s entity power and have been duly authorized by all necessary entity actions on the part of each of Parent and Purchaser. Each of Parent and Purchaser has all requisite power and authority to execute and deliver, and perform its obligations under, this Agreement and to consummate the Transactions contemplated by this Agreement.

(b) This Agreement has been duly and validly executed and delivered by Parent and Purchaser. Assuming the due authorization, execution and delivery by Holder of this Agreement, this Agreement constitutes a valid and binding agreement of Parent and Purchaser, enforceable against Parent and Purchaser in accordance with its terms, except as enforcement may be limited by general principles of equity (whether applied in a court of law or a court of equity) and by bankruptcy, insolvency, and similar laws affecting creditors’ rights and remedies generally.

(c) The execution and delivery of this Agreement by each of Parent and Purchaser does not, and the performance by Parent and Purchaser of its respective obligations hereunder will not: (i) violate any applicable Law to which such party is subject; (ii) violate any charter, bylaw or other organizational document of Parent or Purchaser; (iii) except as may be required by the rules and regulations of NASDAQ, the Securities Act, the Exchange Act and applicable Laws, including securities laws, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Authority) under, or constitute a default (with or without the giving of notice or the lapse of time or both) under, any, trust, order, judgment, writ, stipulation, settlement, award, or decree binding on such party; or (iv) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, constitute a default under, or result in the termination or cancellation of, or give to others any right to receive any payment, right to purchase (including any right of first refusal or right of first offer or the like) or any right of termination, vesting, amendment, modification, acceleration (including any acceleration payments) or cancellation (in each case, with or without notice or lapse of time or both) under any Contract to which such party is a party, or by which such party or any of such party’s properties or assets may be bound or affected, in case of each of clauses (iii) and (iv), except as would not reasonably be expected to have a material adverse effect on the ability of such party to perform its obligations under this Agreement.

(d) To the knowledge of Parent and Purchaser, there is no Legal Proceeding pending against, or threatened in writing against Parent or Purchaser that would prevent, delay or impair the consummation by Parent or Purchaser of the transactions contemplated by this Agreement, or otherwise impair its ability to perform its respective obligations hereunder.

6. Alternative Proposals; No Solicitation. At all times during the period commencing on the date of this Agreement and continuing until the earlier to occur of the termination of this Agreement and the Effective Time, each Holder will not, and will not permit its Representatives to, directly or indirectly, (a) initiate, solicit, knowingly encourage or knowingly facilitate the submission of any inquiry, request, indication of interest, proposal or offer that constitutes, or could reasonably be expected to lead to, an Alternative Proposal; (b) participate in any discussions or negotiations regarding, or furnish to any Person any non-public information with respect to or in connection with or for the purpose of soliciting, knowingly encouraging or knowingly facilitating, any inquiry, request, indication of interest, proposal or offer that constitutes, or could reasonably be expected to lead to, an Alternative Proposal; or (c) resolve, publicly propose or agree to do any of the foregoing. During the period commencing on the date of this Agreement and continuing until the earlier to occur of the termination of this Agreement and the Effective Time, each Holder shall, and shall instruct its Representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any person (other than Parent, Purchaser and their Representatives) conducted prior to the date of this Agreement with respect to any proposal or offer that constitutes, or could reasonably be expected to lead to, an Alternative Proposal. Notwithstanding anything to the contrary contained in this Agreement, a Holder and its Representatives may inform a Person that has made or is considering making an Alternative Proposal of the provisions of Section 6.2 of the Merger Agreement and this Section 6.

7. No Exercise of Appraisal Rights. Each Holder: (a) irrevocably waives and agrees not to exercise, assert or perfect, or attempt to exercise, assert or perfect, any appraisal rights or rights to dissent from the Merger (including pursuant to Section 262 of the DGCL) in respect of such Holder’s Shares that may arise with respect to the Offer and the Merger; and (b) agrees not to commence or join in, and agrees to take all reasonable actions to opt out of any class in any class action with respect to any claim, derivative or otherwise, against Parent, Purchaser, the Company or any of their respective successors or any of their respective directors, managers or officers (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger

Agreement (other than as a claim of breach of this Agreement or Merger Agreement by Parent or Purchaser), including any claim seeking to enjoin or delay the consummation of the Offer or the Closing of the Merger or (ii) alleging breach of any duty of any Person in connection with the negotiation and entry into this Agreement, the Merger Agreement or the Transactions contemplated hereby or thereby.

8. Termination. This Agreement and the covenants and agreements set forth in this Agreement shall terminate automatically, without any notice or other action by any Person, and shall have no further force and effect as of the earliest to occur of: (a) the Effective Time; (b) the valid termination of the Merger Agreement in accordance with its terms; (c) any modification or amendment to, or the waiver of any provision of, the Merger Agreement as in effect on the date hereof or the Offer that is effected, in either case, without the Holders’ prior written consent, that results in the Merger Consideration failing to include at least $53.00 in cash per Share; or (d) the effectiveness of a written agreement executed by the parties to this Agreement to terminate this Agreement (the earliest of such times in clauses (a) through (d), the “Expiration Time”). Upon the termination of this Agreement in accordance with this Section 8, no party shall have any further obligations or liabilities under this Agreement; provided, however, no such termination will relieve any party from liability for any willful and intentional breach hereof prior to such termination. The provisions of this Section 8 and Section 9 shall survive any termination of this Agreement and remain in full force and effect.

9. Miscellaneous.

(a) Entire Agreement. This Agreement, together with Schedule 1 (including any schedules, annexes and exhibits hereto) the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Merger Agreement, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, EACH PARTY HERETO AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF THE PARTIES CONTAINED IN THIS AGREEMENT, NEITHER PARENT, PURCHASER OR ANY OF THEIR AFFILIATES OR THEIR RESPECTIVE REPRESENTATIVES, ON THE ONE HAND, NOR THE HOLDER OR ANY OF ITS AFFILIATES OR THEIR RESPECTIVE REPRESENTATIVES, ON THE OTHER HAND, MAKES ANY REPRESENTATIONS OR WARRANTIES TO THE OTHER, AND EACH PARTY HEREBY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE), OR AS TO THE ACCURACY OR COMPLETENESS OF ANY OTHER INFORMATION, MADE (OR MADE AVAILABLE BY) BY ITSELF OR ANY OF ITS REPRESENTATIVES, WITH RESPECT TO, OR IN CONNECTION WITH, THE NEGOTIATION, EXECUTION OR DELIVERY OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE OTHER OR THE OTHER’S REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING.

(b) Amendment; Extension; Waiver. To the extent permitted by applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the parties hereto at any time prior to the Effective Time by execution of an instrument in writing signed on behalf of each of Parent, Purchaser and the Holders. At any time and from time to time prior to the Effective Time, any party or parties hereto (it being agreed that any extension or waiver by Parent also shall be an effective extension or waiver by Purchaser) may, to the extent permitted by applicable Law and except as otherwise set forth herein, (i) extend the time for the performance of any of the obligations or other acts of the other party or parties hereto, as applicable, (ii) waive any inaccuracies in the representations and warranties made to such party or parties hereto contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party or parties hereto contained herein. Any agreement on the part of a party or parties hereto to any such extension or waiver (it being agreed that any agreement to an extension or waiver by Parent also shall be an effective extension or waiver by Purchaser) shall be valid only if set forth in an instrument in writing signed on behalf of such party or parties, as applicable. Any delay in exercising any right under this Agreement shall not constitute a waiver of such right. The conditions to each of the parties’ obligations under this Agreement are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable Law.

(c) Governing Law; Consent to Jurisdiction. This Agreement, including any claims, disputes, controversies or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance thereof or the transactions contemplated hereby, shall be governed by and construed and enforced in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. Each of the parties hereto (i) irrevocably consents to the service of the summons and complaint and any other process in any action or proceeding relating to the transactions contemplated hereby, for and on behalf of itself or any of its properties or assets, in accordance with Section 10.2 of the Merger Agreement or in such other manner as may be permitted by applicable Law, and nothing in this Section 9(c) shall affect the right of any party to serve legal process in any other manner permitted by applicable Law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any action or proceeding to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, the state or federal courts in the State of Delaware) in the event any dispute or controversy arises out of this Agreement or the Transactions, or for recognition and enforcement of any judgment in respect thereof; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (iv) agrees that any actions or proceedings arising in connection with this Agreement or the Transactions shall be brought, tried and determined only in the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, the state or federal courts in the State of Delaware); (v) waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any action relating to this Agreement or the Transactions in any court other than the aforesaid courts. Each of Parent, Purchaser and each Holder agrees that a final judgment in any action or proceeding in such courts as provided above shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

(d) Waiver of Jury Trial. EACH OF PARENT, PURCHASER AND EACH HOLDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF PARENT, PURCHASER OR EACH HOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9(d).

(e) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission, including by e-mail attachment or DocuSign, shall be effective as delivery of a manually executed counterpart of this Agreement.

(f) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

(g) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (i) two (2) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (ii) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, (iii) immediately upon delivery by hand, or (iv) on the date of receipt, if delivered by email at or prior to 5:00 p.m. Eastern Time or, if delivered following 5:00 p.m. Eastern Time, the next Business Day (in each case, to the extent that no “bounce back” or similar message indicating non-delivery is received with respect thereto), in each case, to the intended recipient as follows (or to such other recipient or address as designated in a written notice to the other parties hereto in accordance with this Section 9(g)) as follows: (A) if to Parent or Purchaser, in accordance with the provisions of the Merger Agreement and (B) if to a Holder, to such Holder’s address, facsimile number or e-mail address set forth on Schedule 1.

(h) Severability. In the event that any term or other provision of this Agreement, or the application thereof, is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the remaining provisions of this Agreement be effected as originally contemplated to the fullest extent possible.

(i) Binding Effect, Assignment and Transfer. Each Holder agrees with, and covenants to, Parent and Purchaser that (i) this Agreement and the obligations hereunder shall attach to the Holder’s Shares and shall be binding upon any person or entity to which legal or beneficial ownership shall pass, whether by operation of law or otherwise, including, without limitation, such Holder’s permitted successors or assigns and (ii) it shall not request that the Company register the Transfer (book-entry or otherwise) of any Certificate or Book-Entry Share representing any or all of the Holder’s Shares, unless such Transfer is made in compliance with this Agreement. No party may assign (by operation of Law or otherwise) either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any purported assignment in violation of this Agreement will be void ab initio.

(j) No Third Party Beneficiaries. Except as set forth in Section 9(o), this Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

(k) Remedies. Any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto hereby agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties hereto acknowledge and hereby agree that in the event of any breach or threatened breach by any Holder, on the one hand, or Parent and/or Purchaser, on the other hand, of any of their respective covenants or obligations set forth in this Agreement, the Holders, on the one hand, and Parent and Purchaser, on the other hand, shall be entitled (without proof of actual damages or otherwise or posting or securing any bond or other security), in addition to any other remedy to which they are entitled to under law or equity, to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement, by the other (as applicable), and to specifically enforce the terms and provisions of this

Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement. Each Holder, on the one hand, and Parent and Purchaser, on the other hand, hereby agree not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by such party (or parties), and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such party (or parties) under this Agreement. Any party’s pursuit of any injunction or specific performance at any time will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such party may be entitled, including the right to pursue remedies for liabilities or damages incurred or suffered by a party in the case of a breach of this Agreement involving willful breach or fraud.

(l) Disclosure. Subject to the terms of this paragraph, each Holder consents to and shall permit the Company, Parent and Purchaser to publish and disclose in all documents and schedules filed with the SEC or other Governmental Authority, and any press release or other disclosure document, or any other disclosure document in connection with the Offer, the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement that, in each case, Parent or Purchaser reasonably determines to be necessary in connection with the Merger, the Offer, the Offer Documents, and any other Transactions contemplated by the Merger Agreement, relating solely to such Holder’s identity and ownership of Shares and the nature of such Holder’s commitments, arrangements, and understandings under this Agreement. The Company, Parent or Purchaser, as applicable, shall give the Holder notice prior to any such disclosure and the Holder shall use reasonable best efforts to reasonably promptly provide the Company, Parent or Purchaser, as applicable, any information that is legally required to be disclosed in such Offer Documents. Each of Parent and Purchaser shall consider all reasonable comments provided by the Holder with respect to any such disclosure or publication. Each Holder acknowledges that, subject to the terms of this Section 9(l), Parent and Purchaser may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC. Each Holder agrees to promptly notify Parent if it becomes aware of any required corrections with respect to any written information regarding this Agreement supplied by it specifically for use in any such disclosure document, if and to the extent that the Holder shall become aware that any such information shall have become false or misleading in any material respect.

(m) No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties to this Agreement unless and until: (i) the Merger Agreement is executed by all parties to the Merger Agreement; and (ii) this Agreement is executed by all parties to this Agreement.

(n) Directors and Officers. Each Holder signs this Agreement solely in such Holder’s capacity as a stockholder of the Company, and not, if applicable, in such Holder’s capacity as a director, officer or employee of the Company. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall in any way limit or restrict a Holder, or any Affiliate, director, officer, partner, employee or designee of a Holder, who is a director or officer of the Company or any of its Subsidiaries in the taking of any actions (or failure to act) in his or her capacity or fulfilling the obligations of such office, in the exercise of his or her fiduciary duties or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such, including by voting, in his or her capacity as a director, officer, employee or agent of the Company or any of its Subsidiaries’, in a Holder’s, or its Affiliates’, employee’s or designee’s, sole discretion on any matter, and no action taken in any such capacity as an officer or director of the Company shall constitute a breach of this Agreement.

(o) Non-Recourse. All Legal Proceedings (whether in Contract or in tort, in law or in equity) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution, performance or non-performance of this Agreement (including any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) may be made by any party hereto only against the Persons that are expressly identified as parties hereto or thereto. No Person who is not a named party to this Agreement, including any director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney or Representative of any named party to this Agreement that is not itself a named party to this Agreement

(“Non-Party Affiliates”), shall have any liability (whether in Contract or in tort, in law or in equity, or based upon any theory that seeks to impose liability of an entity party against its owners or Affiliates) to any party to this Agreement for any obligations or liabilities arising under, in connection with or related to this Agreement or for any claim based on, in respect of, or by reason of this Agreement or its negotiation or execution; and each party hereto or thereto waives and releases all such liabilities, claims and obligations against any such Non-Party Affiliates. The parties acknowledge and agree that the Non-Party Affiliates are intended third-party beneficiaries of this Section 9(o). Nothing in this Agreement precludes the parties or any Non-Party Affiliates from exercising any rights, and nothing in this Agreement shall limit the liability or obligations of any Non-Party Affiliates, in each case under the Merger Agreement or any other agreement to which they are specifically a party or an express third party beneficiary thereof. This Section 9(o) is subject to, and does not alter the scope or application of, Section 9(j).

(p) Expenses. All fees and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party or parties, as applicable, incurring such expenses, whether or not the Offer and the Merger are consummated.

(q) No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or Purchaser any direct or indirect ownership or incidence of ownership of or with respect to the Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to each applicable Holder. Neither Parent nor Purchaser shall have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct such Holder in the voting of any of the Shares, except as otherwise provided in this Agreement.

(r) Holder Obligations Several and Not Joint. The obligations of each Holder hereunder shall be several and not joint, and no Holder shall be liable for any breach of the terms of this Agreement by any other Holder.

(s) No Presumption Against Drafting Party. Each of Parent, Purchaser and each Holder acknowledges that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

(t) Further Assurances. Parent, Purchaser and each Holder will execute and deliver, or cause to be executed and delivered, all further documents and instruments necessary under applicable Law, to perform their respective obligations under this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date first above written.

NEUROCRINE BIOSCIENCES INC.

By:
Name:
Title:

SIGMA MERGER SUB, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date first above written.

[HOLDER]

By:

[Signature Page to Tender Offer & Support Agreement]

Schedule 1

Holder	Address	Shares
[HOLDER]